UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2013

   EATON VANCE CORP.

 (Exact name of registrant as specified in its charter)

Maryland

1-8100

04-2718215

(State or other jurisdiction

(Commission File Number)

(IRS Employer Identification No.)

  of incorporation)

Two International Place, Boston, Massachusetts

02110

  (Address of principal executive offices)

 (Zip Code)

Registrant’s telephone number, including area code:  (617) 482-8260

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

INFORMATION INCLUDED IN THE REPORT

Explanatory Note

The undersigned registrant hereby amends and restates its Current Report on Form 8-K filed with the Securities and Exchange Commission on October 28, 2013 (the “Initial 8-K”).  Exhibit 99.1 attached to the Initial 8-K was not the correct version of the Eaton Vance Corp. 2013 Omnibus Incentive Plan approved by the Board of Directors and Voting Shareholders of Eaton Vance Corp.  A corrected Exhibit 99.1 is filed herewith. The text of Items 5.02 and 5.07 is unchanged from the Initial Form 8-K.

Item 5.02

Departure of Directors or Certain Officers; Election of Directors;            Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors and Voting Shareholders of Eaton Vance Corp. (the “Company”) on October 23, 2013 approved the Eaton Vance Corp. 2013 Omnibus Incentive Plan, a copy of which is filed herewith as Exhibit 99.1.  The Eaton Vance Corp. 2013 Omnibus Incentive Plan provides for the grant of stock-based incentives, including stock options, restricted stock and phantom stock awards, to employees of the Company, including its officers, as well as grants to certain members of the Company’s Board of Directors who qualify as non-employee directors. Subject to adjustment in the event of stock splits, stock dividends or similar events, grants may be made under the Eaton Vance Corp. 2013 Omnibus Incentive Plan for up to a total of 12,500,000 shares of the Company’s Non-Voting Common Stock. This description of the Eaton Vance Corp. 2013 Omnibus Incentive Plan is qualified in its entirety by the actual plan document, which is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 5.07

Submission of Matters to a Vote of Security Holders.

The disclosure under Item 5.02 of this Current Report on Form 8-K in connection with the approval of the Eaton Vance Corp. 2013 Omnibus Incentive Plan is incorporated into this Item 5.07 by reference. The Company’s Voting Shareholders approved the matter in Item 5.02 of this Current Report on Form 8-K by unanimous written consent on October 23, 2013.

Item 9.01

Financial Statements and Exhibits

Exhibit No.

Document

99.1

Eaton Vance Corp. 2013 Omnibus Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

EATON VANCE CORP.

(Registrant)

Date:

November 6, 2013

/s/ Frederick S. Marius

Frederick S. Marius

Vice President & Chief Legal Officer

EXHIBIT INDEX

Each exhibit is listed in this index according to the number assigned to it in the exhibit table set forth in Item 601 of Regulation  S-K.  The following exhibit is filed as part of this Report:

Exhibit No.

Description

99.1

Eaton Vance Corp. 2013 Omnibus Incentive Plan